EXHIBIT 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the ManTech International Corporation (the “Company”) Annual Report on Form 10-K for the year ending December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Kevin M. Phillips, President and Chief Executive Officer of the Company, and Judith L. Bjornaas, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Kevin M. Phillips
Name:	Kevin M. Phillips
Title:	President and Chief Executive Officer

By:	/s/ Judith L. Bjornaas
Name:	Judith L. Bjornaas
Title:	Chief Financial Officer
Date: February 23, 2018